UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2011

Date of reporting period: March 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2011

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at alliancebernstein.com and clicking on “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at alliancebernstein.com and click on “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Prospectuses, SAIs and Shareholder Reports.”

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

To Our Shareholders—May 19, 2011

On the following pages, you will find the 2011 Semi-Annual Report for the Bernstein Intermediate Duration Institutional Portfolio (the “Portfolio”). The semi-annual report covers the six-month period ended March 31, 2011 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

With respect to the market generally, stock returns during the six-month period ended March 31, 2011 continued the rebound that began in 2009. Bond returns were modestly negative in the fourth quarter of 2010 as concerns surfaced about potential rising rates and also about credit quality in the municipal markets in particular. Bonds posted modestly positive returns in the first quarter of 2011.*

The natural disaster in Japan, European sovereign debt concerns and political turbulence in the Middle East are clearly presenting headwinds to the global economic expansion. Even with an elevated oil price and potential production disruptions, the global economy is still expected to grow in 2011 with the greatest acceleration in the emerging markets. In the U.S., the business expansion appears to be gaining strength and hiring rates are up. In spite of geopolitical turbulence, company fundamentals have improved. While near-term risks remain, Sanford C. Bernstein & Co. LLC (“Bernstein”) sees opportunity across the investing markets.

Should you have any questions about your investments in the Portfolio, please contact your Financial Advisor, call 212.756.4097 or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolio.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

* This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolio.

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser, the “Adviser”, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and Agency securities, asset-backed securities (ABS), mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar-denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar-denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

2011 Semi-Annual Report	1

Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged-backed securities. The Lipper Intermediate Investment Grade Debt Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Intermediate Investment Grade Debt Portfolio Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest Rate Risk: Changes in interest rates may affect the value of the Portfolio’s investments in fixed- income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline.

Credit Risk: The issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or in response to periods of general economic difficulty.

Inflation Risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside, or posted to cover or secure derivatives positions, may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

2	Sanford C. Bernstein Fund II, Inc.

Historical Performance (continued from previous page)

Mortgage-Related Securities Risk: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Foreign Currency Risk: Changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Market Risk: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

The Portfolio’s risks are fully discussed in its prospectus.

An Important Note About the Value of Historical Performance

The performance shown on page 4 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.alliancebernstein.com, click on “Private Clients”, then “Investments,” then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

(Historical Performance continued on next page)

2011 Semi-Annual Report	3

Historical Performance (continued from previous page)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2011	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional	0.28%	7.13%	6.43%		5.68%	May 17, 2002
Barclays Capital U.S. Aggregate Bond Index	-0.88%	5.12%	6.03%	5.56%
Lipper Intermediate Investment Grade Debt Funds Average	-0.03%	6.14%	5.52%	5.11%

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waiver, the Portfolio’s expenses would have been higher (0.54%, as of 2/3/11) and its performance would have been lower than that shown.

Intermediate Duration Institutional
Growth of $25,000

The chart shows the growth of $25,000 for the Portfolio, benchmark and Lipper average from the first month-end after the Portfolio’s inception date through March 31, 2011.

*	Inception date: May 31, 2002.

Portfolio Summary—March 31, 2011 (Unaudited)

Intermediate Duration Institutional
Security Type Breakdown*

*	All data are as of March 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of the Portfolio’s total investments and may vary over time. The Portfolio also invests in other financial instruments, including derivatives instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

4	Sanford C. Bernstein Fund II, Inc.

Fund Expenses—March 31, 2011 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2010	ENDING ACCOUNT VALUE MARCH 31, 2011	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,002.81	$2.25	0.45%
Hypothetical (5% return before expenses)	$1,000	$1,022.69	$2.27	0.45%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period).

2011 Semi-Annual Report	5

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

March 31, 2011 (unaudited)

Principal Amount (000)			U.S. $ Value

CORPORATES—INVESTMENT GRADES–30.8%
Industrial–14.1%
Basic–2.5%
Alcoa, Inc. 6.75%, 7/15/18	U.S.$	1,030	$1,140,444
Anglo American Capital PLC 9.375%, 4/08/19(a)		1,585	2,111,881
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		1,660	1,683,795
ArcelorMittal 6.125%, 6/01/18		2,840	3,008,281
ArcelorMittal USA, Inc. 6.50%, 4/15/14		1,110	1,223,014
BHP Billiton Finance USA Ltd. 5.40%, 3/29/17		200	222,881
7.25%, 3/01/16		2,215	2,602,479
Dow Chemical Co. (The) 7.375%, 11/01/29		180	215,418
7.60%, 5/15/14		1,422	1,643,297
8.55%, 5/15/19		1,574	1,989,605
International Paper Co. 7.50%, 8/15/21		1,082	1,269,815
7.95%, 6/15/18		1,530	1,840,705
Packaging Corp. of America 5.75%, 8/01/13		910	975,107
PPG Industries, Inc. 5.75%, 3/15/13		2,145	2,313,140
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		2,730	3,143,289
Teck Resources Ltd. 6.00%, 8/15/40		168	169,191
Vale Canada Ltd. 7.75%, 5/15/12		2,880	3,084,618

			28,636,960

Capital Goods–0.6%
General Electric Co. 5.25%, 12/06/17		250	272,250
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		251	263,064
Lafarge SA 6.15%, 7/15/11		1,556	1,579,096
Owens Corning 6.50%, 12/01/16		1,812	1,972,907
Republic Services, Inc. 5.25%, 11/15/21		983	1,029,055
5.50%, 9/15/19		1,413	1,516,039
United Technologies Corp. 8.75%, 3/01/21		175	236,577

			6,868,988

Principal Amount (000)			U.S. $ Value

Communications—Media–2.5%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	U.S.$	1,335	$1,474,525
CBS Corp. 5.625%, 8/15/12		19	20,047
5.75%, 4/15/20		1,565	1,655,421
8.875%, 5/15/19		1,255	1,575,907
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,220	1,650,914
Comcast Corp. 5.15%, 3/01/20		2,260	2,352,572
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.60%, 2/15/21		710	692,160
4.75%, 10/01/14		1,030	1,109,075
News America, Inc. 6.15%, 3/01/37		1,125	1,114,733
6.55%, 3/15/33		825	866,478
9.25%, 2/01/13		1,410	1,604,959
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,438	3,089,512
RR Donnelley & Sons Co. 4.95%, 4/01/14		615	637,762
5.50%, 5/15/15		110	113,706
11.25%, 2/01/19		1,395	1,755,296
TCI Communications, Inc. 7.875%, 2/15/26		120	143,893
Time Warner Cable, Inc. 7.50%, 4/01/14		1,200	1,375,457
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,620	3,230,337
WPP Finance UK 5.875%, 6/15/14		855	939,962
8.00%, 9/15/14		2,350	2,739,195

			28,141,911

Communications—Telecommunications–1.7%
American Tower Corp. 5.05%, 9/01/20		2,335	2,268,525
AT&T Corp. 8.00%, 11/15/31		370	463,581
BellSouth Telecommunications, Inc. 7.00%, 10/01/25		150	165,859
British Telecommunications PLC 5.15%, 1/15/13		2,275	2,420,288
Embarq Corp. 7.082%, 6/01/16		2,960	3,366,083
New Cingular Wireless Services, Inc. 8.75%, 3/01/31		5	6,862
Pacific Bell Telephone Co. 6.625%, 10/15/34		150	151,461
Qwest Corp. 7.50%, 10/01/14		1,160	1,325,300
7.875%, 9/01/11		1,460	1,500,150
8.875%, 3/15/12		105	112,350

6	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

Telecom Italia Capital SA 6.175%, 6/18/14	U.S.$	2,260	$2,426,553
6.375%, 11/15/33		315	297,271
7.175%, 6/18/19		995	1,087,664
United States Cellular Corp. 6.70%, 12/15/33		3,090	2,961,947
Verizon Communications, Inc. 5.55%, 2/15/16		150	166,595

			18,720,489

Consumer Cyclical—Automotive–0.7%
Daimler Finance North America LLC 5.75%, 9/08/11		755	771,427
7.30%, 1/15/12		786	825,607
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		1,973	2,114,095
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)		2,094	2,188,676
Volvo Treasury AB 5.95%, 4/01/15(a)		2,092	2,299,987

			8,199,792

Consumer Cyclical—Entertainment–0.6%
Time Warner, Inc. 4.70%, 1/15/21		1,180	1,174,983
7.625%, 4/15/31		125	144,196
Turner Broadcasting System, Inc. 8.375%, 7/01/13		2,314	2,637,768
Viacom, Inc. 5.625%, 9/15/19		2,370	2,593,147

			6,550,094

Consumer Cyclical—Other–0.3%
Marriott International, Inc. Series J 5.625%, 2/15/13		2,601	2,782,604
MDC Holdings, Inc. 5.50%, 5/15/13		150	155,429
Toll Brothers Finance Corp. 5.15%, 5/15/15		325	331,732
6.875%, 11/15/12		70	74,142

			3,343,907

Consumer Cyclical—Retailers–0.1%
CVS Caremark Corp. 6.60%, 3/15/19		1,165	1,336,348
Kohl’s Corp. 6.25%, 12/15/17		100	114,571

			1,450,919

Consumer Non-Cyclical–1.6%
Ahold Finance USA LLC 6.875%, 5/01/29		2,480	2,717,254
Altria Group, Inc. 9.70%, 11/10/18		1,485	1,952,949
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,186	1,237,399
5.875%, 5/15/13		1,865	1,983,291

Principal Amount (000)			U.S. $ Value

Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	U.S.$	2,525	$2,730,851
ConAgra Foods, Inc. 6.75%, 9/15/11		10	10,269
Delhaize Group SA 5.875%, 2/01/14		625	682,375
Fortune Brands, Inc. 3.00%, 6/01/12		1,450	1,474,131
4.875%, 12/01/13		1,387	1,462,077
Johnson & Johnson 6.95%, 9/01/29		150	187,210
PepsiCo, Inc./NC 5.00%, 6/01/18		200	218,068
Reynolds American, Inc. 7.25%, 6/01/13		2,420	2,706,935
7.625%, 6/01/16		405	481,325
Tyson Foods, Inc. 6.85%, 4/01/16		15	16,763
Whirlpool Corp. 8.60%, 5/01/14		285	330,669

			18,191,566

Energy–1.9%
Anadarko Petroleum Corp. 5.95%, 9/15/16		2,493	2,710,851
6.45%, 9/15/36		784	782,988
Apache Corp. 5.625%, 1/15/17		200	224,935
Baker Hughes, Inc. 6.50%, 11/15/13		1,225	1,379,417
Canadian Natural Resources Ltd. 5.15%, 2/01/13		875	932,424
ConocoPhillips Holding Co. 6.95%, 4/15/29		5	5,970
Hess Corp. 7.875%, 10/01/29		911	1,124,852
8.125%, 2/15/19		190	238,517
Marathon Petroleum Corp. 3.50%, 3/01/16(a)		369	369,968
5.125%, 3/01/21(a)		627	632,005
Nabors Industries, Inc. 9.25%, 1/15/19		2,525	3,182,891
Noble Energy, Inc. 8.25%, 3/01/19		2,433	3,060,974
Noble Holding International Ltd. 4.90%, 8/01/20		207	210,020
Valero Energy Corp. 6.125%, 2/01/20		1,164	1,258,948
6.875%, 4/15/12		1,560	1,649,085
Weatherford International Ltd./Bermuda 5.15%, 3/15/13		1,080	1,143,124
6.00%, 3/15/18		425	459,818
9.625%, 3/01/19		1,165	1,483,718
Williams Cos., Inc. (The) 7.875%, 9/01/21		871	1,083,920

			21,934,425

2011 Semi-Annual Report	7

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Other Industrial–0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)	U.S.$	2,687	$2,875,090

Technology–0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		417	426,290
Computer Sciences Corp. 5.50%, 3/15/13		1,560	1,659,377
Motorola, Inc. 6.50%, 9/01/25		1,410	1,483,667
7.50%, 5/15/25		260	294,512
Tyco Electronics Group SA 6.00%, 10/01/12		100	106,593
Xerox Corp. 8.25%, 5/15/14		2,025	2,367,308

			6,337,747

Transportation—Airlines–0.2%
Southwest Airlines Co. 5.25%, 10/01/14		1,335	1,425,764
5.75%, 12/15/16		890	962,646

			2,388,410

Transportation—Railroads–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18		445	508,979

Transportation—Services–0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		2,795	2,692,404
Con-way, Inc. 6.70%, 5/01/34		1,973	1,806,923
Ryder System, Inc. 5.85%, 11/01/16		745	820,830
7.20%, 9/01/15		727	842,987

			6,163,144

			160,312,421

Financial Institutions–12.9%
Banking–6.5%
American Express Co. 7.25%, 5/20/14		1,135	1,290,993
Bank of America Corp. 5.625%, 7/01/20		1,520	1,560,548
7.625%, 6/01/19		1,560	1,806,790
Series L 5.65%, 5/01/18		3,430	3,584,631
Bank of Tokyo-Mitsubishi UFJ Ltd./New York NY 7.40%, 6/15/11		280	283,615
BankAmerica Capital II Series 2 8.00%, 12/15/26		1,350	1,380,375
Bear Stearns Cos. LLC (The) 5.30%, 10/30/15		55	59,276
5.55%, 1/22/17		2,670	2,836,159

Principal Amount (000)			U.S. $ Value

5.70%, 11/15/14	U.S.$	3,120	$3,429,298
Citigroup, Inc. 4.75%, 5/19/15		3,855	4,040,826
5.30%, 1/07/16		20	21,201
5.50%, 4/11/13		1,285	1,374,972
6.50%, 8/19/13		105	114,802
8.50%, 5/22/19		2,895	3,572,071
Compass Bank 5.50%, 4/01/20		3,394	3,334,944
Countrywide Financial Corp. 6.25%, 5/15/16		1,140	1,217,050
Goldman Sachs Group, Inc. (The) 3.625%, 8/01/12		250	257,815
4.75%, 7/15/13		125	132,460
5.125%, 1/15/15		60	64,115
5.35%, 1/15/16		250	266,820
6.00%, 6/15/20		2,535	2,679,812
7.50%, 2/15/19		2,030	2,358,016
JP Morgan Chase Capital XVIII Series R 6.95%, 8/17/36		200	203,627
JPMorgan Chase & Co. 0.454%, 11/01/12(b)		100	99,762
3.70%, 1/20/15		250	257,179
4.40%, 7/22/20		1,460	1,410,875
M&I Marshall & Ilsley Bank 5.00%, 1/17/17		2,420	2,502,406
Macquarie Group Ltd. 4.875%, 8/10/17(a)		2,905	2,919,621
Merrill Lynch & Co., Inc. 6.05%, 5/16/16		879	929,005
6.11%, 1/29/37		125	118,552
Morgan Stanley 5.30%, 3/01/13		160	170,059
5.50%, 7/24/20		4,435	4,431,882
6.625%, 4/01/18		2,115	2,324,630
National Capital Trust II 5.486%, 3/23/15(a)		705	701,169
Nationwide Building Society 6.25%, 2/25/20(a)		2,855	2,970,371
Royal Bank of Scotland Group PLC 5.00%, 10/01/14		85	85,239
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		2,280	2,344,002
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		2,800	2,782,349
Shinhan Bank 4.125%, 10/04/16(a)		2,240	2,248,093
Societe Generale 2.50%, 1/15/14(a)		2,775	2,753,499
SouthTrust Corp. 5.80%, 6/15/14		15	16,199
UFJ Finance Aruba AEC 6.75%, 7/15/13		520	572,689
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,300	1,252,129

8	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

Union Bank NA 5.95%, 5/11/16	U.S.$	3,040	$3,221,202
Wachovia Bank NA 5.60%, 3/15/16		150	162,782
Wachovia Corp. 5.50%, 5/01/13		2,760	2,974,386
Wells Fargo & Co. 5.625%, 12/11/17		655	715,403

			73,833,699

Brokerage–0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		1,098	1,166,220

Finance–1.2%
General Electric Capital Corp. 4.80%, 5/01/13		5,675	6,029,750
5.375%, 10/20/16		200	217,258
5.625%, 5/01/18		115	124,329
Series A 4.375%, 11/21/11		19	19,462
5.00%, 6/30/18–6/30/18(c)		225	225,118
5.50%, 12/18/18(c)		200	200,585
6.90%, 9/15/15		200	227,315
Series G 5.72%, 8/22/11		250	253,655
HSBC Finance Corp. 6.676%, 1/15/21(a)		111	115,216
7.00%, 5/15/12		1,490	1,584,731
SLM Corp. Series A 5.375%, 5/15/14–5/15/14		4,030	4,181,276

			13,178,695

Insurance–4.2%
Aegon NV 4.75%, 6/01/13		426	448,781
Aetna, Inc. 6.00%, 6/15/16		840	946,020
Aflac, Inc. 3.45%, 8/15/15		465	466,976
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		805	897,849
Allstate Corp. (The) 5.00%, 8/15/14		150	163,644
6.125%, 5/15/37		2,625	2,651,250
Allstate Life Global Funding Trusts 5.375%, 4/30/13		5	5,394
American International Group, Inc. 6.40%, 12/15/20		1,295	1,382,146
Assurant, Inc. 5.625%, 2/15/14		755	798,576
CIGNA Corp. 5.125%, 6/15/20		928	967,332
Coventry Health Care, Inc. 5.95%, 3/15/17		575	596,390
6.125%, 1/15/15		220	232,412
6.30%, 8/15/14		1,765	1,874,670

Principal Amount (000)			U.S. $ Value

Dai-ichi Life Insurance Co., Ltd. (The) 7.25%, 7/25/21(a)	U.S.$	760	$737,323
Genworth Financial, Inc. 6.515%, 5/22/18		2,700	2,671,107
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,255	1,466,117
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		545	553,271
5.50%, 3/30/20		2,562	2,605,580
6.10%, 10/01/41		120	113,816
Humana, Inc. 6.30%, 8/01/18		1,205	1,299,284
6.45%, 6/01/16		265	293,308
7.20%, 6/15/18		615	699,011
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		965	1,013,020
Lincoln National Corp. 8.75%, 7/01/19		718	909,175
Markel Corp. 7.125%, 9/30/19		1,336	1,490,841
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		1,385	1,894,069
Metlife Capital Trust IV 7.875%, 12/15/37(a)		1,065	1,144,875
MetLife, Inc. 4.75%, 2/08/21		530	531,208
5.00%, 6/15/15–6/15/15		880	947,624
5.375%, 12/15/12		10	10,675
7.717%, 2/15/19		482	585,907
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,295	2,790,956
Principal Financial Group, Inc. 7.875%, 5/15/14		2,010	2,322,252
Prudential Financial, Inc. 5.15%, 1/15/13		1,795	1,897,565
6.20%, 1/15/15		295	325,581
8.875%, 6/15/38		1,020	1,203,600
Series D
7.375%, 6/15/19		220	258,306
UnitedHealth Group, Inc. 6.00%, 2/15/18		3,365	3,742,688
WellPoint, Inc. 4.35%, 8/15/20		2,300	2,294,639
5.00%, 12/15/14		150	164,073
5.875%, 6/15/17		230	257,984
7.00%, 2/15/19		540	640,060
XL Group PLC 5.25%, 9/15/14		1,690	1,780,376
6.25%, 5/15/27		135	134,042

			48,209,773

Other Finance–0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		1,035	1,079,006
ORIX Corp. 4.71%, 4/27/15		2,648	2,688,880

			3,767,886

2011 Semi-Annual Report	9

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

REITS–0.6%
ERP Operating LP 5.25%, 9/15/14	U.S.$	140	$152,305
HCP, Inc. 5.375%, 2/01/21		1,871	1,889,489
5.95%, 9/15/11		145	148,196
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		1,629	1,719,980
Nationwide Health Properties, Inc. 6.50%, 7/15/11		85	86,271
Simon Property Group LP 4.375%, 3/01/21		3,045	2,979,015

			6,975,256

			147,131,529

Utility–2.6%
Electric–1.4%
Alabama Power Co. Series 07A 5.55%, 2/01/17		150	165,805
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		2,495	2,544,780
Ameren Corp. 8.875%, 5/15/14		1,445	1,662,252
Constellation Energy Group, Inc. 5.15%, 12/01/20		2,215	2,197,570
Enersis SA 7.375%, 1/15/14		70	77,919
FirstEnergy Corp. Series B 6.45%, 11/15/11		246	253,367
Series C 7.375%, 11/15/31		1,723	1,866,362
Nisource Finance Corp. 6.80%, 1/15/19		2,840	3,249,031
Pacific Gas & Electric Co. 6.05%, 3/01/34		5	5,210
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,180	1,278,670
Teco Finance, Inc. 4.00%, 3/15/16		595	606,196
5.15%, 3/15/20		730	756,225
Union Electric Co. 6.70%, 2/01/19		260	300,050
Wisconsin Energy Corp. 6.25%, 5/15/67		1,279	1,283,796

			16,247,233

Natural Gas–1.0%
DCP Midstream LLC 5.35%, 3/15/20(a)		609	632,928
Energy Transfer Partners LP 6.125%, 2/15/17		135	150,718
6.625%, 10/15/36		130	135,835

Principal Amount (000)			U.S. $ Value

6.70%, 7/01/18	U.S.$	1,645	$1,863,741
7.50%, 7/01/38		1,820	2,105,046
EQT Corp. 8.125%, 6/01/19		1,353	1,612,795
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,725	2,736,107
Williams Partners LP 5.25%, 3/15/20		1,971	2,056,092

			11,293,262

Other Utility–0.2%
Veolia Environnement SA 6.00%, 6/01/18		1,810	2,012,952

			29,553,447

Non Corporate Sectors–1.2%
Agencies—Not Government Guaranteed–1.2%
AK Transneft OJSC Via TransCapitalInvest Ltd. 8.70%, 8/07/18(a)		2,705	3,360,962
Ecopetrol SA 7.625%, 7/23/19		859	989,998
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		4,975	5,410,312
Petrobras International Finance Co.–Pifco 5.75%, 1/20/20		4,080	4,209,067

			13,970,339

Total Corporates—Investment Grades (cost $326,574,333)			350,967,736

GOVERNMENTS–TREASURIES–25.9%
Mexico–1.0%
Mexican Bonos Series M 10 7.25%, 12/15/16	MXN	133,735	11,592,510

United States–24.9%
U.S. Treasury Bonds 4.50%, 2/15/36	U.S.$	18,016	18,190,539
4.625%, 2/15/40		27,945	28,495,181
5.375%, 2/15/31		16,190	18,514,787
U.S. Treasury Notes 2.125%, 2/29/16		109,655	109,312,328
2.625%, 11/15/20		19,735	18,415,222
3.375%, 11/15/19		1,185	1,197,962
3.625%, 2/15/20		87,245	89,617,017

			283,743,036

Total Governments–Treasuries (cost $300,185,923)			295,335,546

10	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THRU’S–15.0%
Agency Fixed Rate 30-Year–14.3%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35	U.S.$	44	$47,272
Series 2007 5.50%, 7/01/35		2,192	2,349,813
Federal National Mortgage Association 4.00%, 1/01/41		5,486	5,404,186
5.50%, 5/01/38–6/01/38		17,666	18,904,756
6.00%, 11/01/37–4/01/40		29,076	31,627,508
Series 2003 5.00%, 11/01/33		4,660	4,905,410
5.50%, 4/01/33–7/01/33		8,211	8,829,296
Series 2004 5.50%, 4/01/34–11/01/34		7,034	7,557,836
6.00%, 9/01/34		647	709,505
Series 2005 4.50%, 6/01/35–9/01/35		9,391	9,645,780
5.50%, 2/01/35		7,474	8,032,350
6.00%, 4/01/35		3,673	4,027,785
Series 2006 5.00%, 2/01/36		13,208	13,872,379
5.50%, 4/01/36		1,944	2,085,860
6.00%, 11/01/36		24	25,676
Series 2007 4.50%, 9/01/35		6,142	6,327,929
5.00%, 11/01/35–7/01/36		134	141,358
5.50%, 5/01/36–8/01/37		668	718,014
Series 2008 5.50%, 12/01/35–3/01/37		9,839	10,557,664
6.00%, 3/01/37–5/01/38		19,272	21,003,940
Series 2010 6.00%, 4/01/40		5,186	5,639,929

			162,414,246

Agency ARMs–0.7%
Federal Home Loan Mortgage Corp. Series 2005 2.745%, 5/01/35(b)		1,483	1,557,256
Series 2006 5.569%, 12/01/36(b)		46	49,022
Series 2008 5.235%, 11/01/37(d)		920	975,872
Federal National Mortgage Association Series 2003 2.685%, 12/01/33(d)		1,146	1,204,511
Series 2006 2.309%, 2/01/36(d)		1,165	1,215,219
3.378%, 3/01/36(d)		988	1,025,852
Series 2007 2.576%, 3/01/34(d)		1,052	1,103,394
5.761%, 3/01/37(d)		10	10,411
5.928%, 2/01/37(b)		7	7,637

Principal Amount (000)			U.S. $ Value

Series 2009 2.784%, 5/01/38(b)	U.S.$	1,355	$1,417,850

			8,567,024

Total Mortgage Pass-Thru’s (cost $164,336,424)			170,981,270

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.9%
Non-Agency Fixed Rate CMBS–9.5%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4 5.196%, 9/10/47		495	533,875
Series 2007-1, Class A4 5.451%, 1/15/49		25	26,307
Series 2007-5, Class A4 5.492%, 2/10/51		260	273,013
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 5.723%, 9/11/38		1,505	1,650,845
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.372%, 4/15/40		425	456,748
Commercial Mortgage Pass Through Certificates Series 2005-C6, Class A5A 5.116%, 6/10/44		1,725	1,840,604
Series 2006-C8, Class A4 5.306%, 12/10/46		3,895	4,106,611
Series 2007-C9, Class A4 5.815%, 12/10/49		200	217,010
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37		1,220	1,282,393
Series 2005-C1, Class A4 5.014%, 2/15/38		4,520	4,782,226
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.825%, 6/15/38		5,505	5,957,230
Series 2006-C4, Class A3 5.467%, 9/15/39		220	232,919
Series 2006-C5, Class A3 5.311%, 12/15/39		3,205	3,365,208
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,505	3,709,914
Series 2007-GG11, Class A4 5.736%, 12/10/49		3,545	3,749,560
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		110	117,828

2011 Semi-Annual Report	11

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP1, Class A4 5.038%, 3/15/46	U.S.$	19	$19,908
Series 2006-CB14, Class A4 5.481%, 12/12/44		1,530	1,623,284
Series 2006-CB15, Class A4 5.814%, 6/12/43		5,260	5,708,006
Series 2006-CB16, Class A4 5.552%, 5/12/45		4,090	4,378,113
Series 2006-CB17, Class A4 5.429%, 12/12/43		6,085	6,514,908
Series 2007-C1, Class A4 5.716%, 2/15/51		40	42,359
Series 2007-LD11, Class A4 5.818%, 6/15/49		5,225	5,596,057
Series 2007-LDPX, Class A3 5.42%, 1/15/49		5,500	5,800,510
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32		190	197,166
Series 2004-C4, Class A4 5.389%, 6/15/29		80	85,714
Series 2005-C1, Class A4 4.742%, 2/15/30		435	456,969
Series 2006-C1, Class A4 5.156%, 2/15/31		220	235,242
Series 2006-C3, Class A4 5.661%, 3/15/39		940	1,013,571
Series 2006-C4, Class A4 5.876%, 6/15/38		315	346,423
Series 2006-C6, Class A4 5.372%, 9/15/39		4,870	5,197,937
Series 2006-C7, Class A3 5.347%, 11/15/38		3,915	4,141,756
Series 2007-C1, Class A4 5.424%, 2/15/40		10	10,847
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.909%, 6/12/46		2,295	2,512,644
Series 2006-3, Class A4 5.414%, 7/12/46		25	26,478
Series 2007-9, Class A4 5.70%, 9/12/49		270	282,892
Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44		5,240	5,495,885
Series 2007-IQ13, Class A4 5.364%, 3/15/44		2,775	2,903,465
Series 2007-T27, Class A4 5.646%, 6/11/42		6,210	6,819,903
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45		5,315	5,752,315

Principal Amount (000)			U.S. $ Value

Series 2007-C31, Class A4 5.509%, 4/15/47	U.S.$	5,585	$5,777,485
Series 2007-C32, Class A3 5.741%, 6/15/49		4,330	4,543,809

			107,785,937

Agency CMBS–0.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		3,877	3,708,482

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.669%, 3/06/20(a)(b)		1,180	1,180,555

Total Commercial Mortgage-Backed Securities (cost $104,052,029)			112,674,974

AGENCIES–6.2%
Agency Debentures–6.2%
Citigroup Funding, Inc.–FDIC Insured 0.231%, 5/05/11(b)		840	840,074
Federal Farm Credit Bank 0.266%, 11/13/12(b)		2,400	2,400,588
0.284%, 9/20/12(b)		2,900	2,901,772
Federal National Mortgage Association 0.273%, 11/23/12(b)		45,985	45,985,254
0.284%, 9/17/12(b)		3,725	3,727,283
4.375%, 10/15/15		2,055	2,241,962
6.25%, 5/15/29		8,866	10,661,516
6.625%, 11/15/30		1,050	1,325,734

Total Agencies (cost $69,764,834)			70,084,183

CORPORATES—NON-INVESTMENT GRADES–3.6%
Industrial–2.7%
Basic–0.6%
Georgia-Pacific LLC 5.40%, 11/01/20(a)		428	422,638
Lyondell Chemical Co. 8.00%, 11/01/17(a)		1,005	1,108,013
11.00%, 5/01/18		134	150,045
Nalco Co. 6.625%, 1/15/19(a)		1,095	1,126,481
Severstal OAO Via Steel Capital SA 9.75%, 7/29/13(a)		1,035	1,168,256
United States Steel Corp. 6.05%, 6/01/17		2,875	2,964,844
Westvaco Corp. 8.20%, 1/15/30		435	464,243

12	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

Weyerhaeuser Co. 7.375%, 3/15/32	U.S.$	115	$121,266

			7,525,786

Capital Goods–0.5%
Case New Holland, Inc. 7.875%, 12/01/17(a)		843	936,784
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18(a)		262	273,463
7.125%, 3/15/21(a)		264	275,220
Mohawk Industries, Inc. 6.875%, 1/15/16		2,945	3,158,512
Textron Financial Corp. 5.40%, 4/28/13		380	399,586
Vulcan Materials Co. 6.30%, 6/15/13		200	211,551

			5,255,116

Communications—Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, 4/30/18		369	392,063
8.125%, 4/30/20		122	132,675
Univision Communications, Inc. 12.00%, 7/01/14(a)		209	225,720

			750,458

Communications—Telecommunications–0.2%
Cricket Communications, Inc. 7.75%, 5/15/16		455	483,438
eAccess Ltd. 8.25%, 4/01/18(a)		574	589,067
Qwest Communications International, Inc. 7.50%, 2/15/14		425	431,906
Windstream Corp. 7.875%, 11/01/17		760	815,100

			2,319,511

Consumer Cyclical—Automotive–0.2%
Ford Motor Co. 7.45%, 7/16/31		1,180	1,277,480
Ford Motor Credit Co. LLC 5.75%, 2/01/21		1,150	1,135,623
7.00%, 10/01/13		45	48,576

			2,461,679

Consumer Cyclical—Other–0.0%
William Lyon Homes, Inc. 10.75%, 4/01/13		100	83,250
Wyndham Worldwide Corp. 6.00%, 12/01/16		125	132,455

			215,705

Consumer Cyclical—Retailers–0.3%
JC Penney Co., Inc. 5.65%, 6/01/20		2,225	2,144,344
Limited Brands, Inc. 6.625%, 4/01/21		690	705,525

	Principal Amount (000)			U.S. $ Value

6.90%, 7/15/17	U.S.$		409	$438,652

				3,288,521

Consumer Non-Cyclical–0.4%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(a)			1,150	1,114,062
HCA, Inc. 8.50%, 4/15/19			1,265	1,404,150
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14			55	56,169
Tyson Foods, Inc. 8.25%, 10/01/11			75	77,250
Universal Health Services, Inc. 7.125%, 6/30/16			1,875	2,038,571

				4,690,202

Energy–0.2%
Chesapeake Energy Corp. 6.125%, 2/15/21			1,145	1,182,212
Tesoro Corp. 6.50%, 6/01/17			1,160	1,194,800

				2,377,012

Services–0.0%
Service Corp. International/US 6.75%, 4/01/16			5	5,325

Technology–0.1%
Freescale Semiconductor, Inc. 9.25%, 4/15/18(a)			1,076	1,178,220

Transportation—Airlines–0.1%
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22			1,061	1,076,987

				31,144,522

Financial Institutions–0.6%
Banking–0.2%
ABN Amro Bank NV 4.31%, 3/10/16		EUR	625	697,528
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		U.S.$	1,300	1,241,500

				1,939,028

Brokerage–0.1%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(e)			1,108	288,080
7.875%, 11/01/09(e)			2,323	595,269
Series G 4.80%, 3/13/14(e)			698	178,862

				1,062,211

Finance–0.0%
International Lease Finance Corp. 5.65%, 6/01/14			333	334,665

2011 Semi-Annual Report	13

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Insurance–0.3%
ING Capital Funding Trust III Series 9 3.907%, 6/30/11(b)	U.S.$	1,570	$1,522,237
XL Group PLC Series E 6.50%, 4/15/17		1,445	1,325,788

			2,848,025

			6,183,929

Utility–0.3%
Electric–0.3%
AES Corp. (The) 7.75%, 3/01/14–10/15/15		1,020	1,101,600
CMS Energy Corp. 8.75%, 6/15/19		955	1,139,723
GenOn Energy, Inc. 7.625%, 6/15/14		575	595,125
NRG Energy, Inc. 7.375%, 2/01/16		635	657,225

			3,493,673

Total Corporates–Non-Investment Grades (cost $39,947,708)			40,822,124

ASSET-BACKED SECURITIES–2.0%
Home Equity Loans—Floating Rate–0.9%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.52%, 5/25/37(b)(f)		65	3,772
Countrywide Asset-Backed Certificates Series 2002-4, Class A1 0.99%, 2/25/33(b)(f)		3	1,964
Home Equity Asset Trust Series 2007-3, Class M1 0.60%, 8/25/37(b)(f)		2,517	21,410
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.514%, 1/20/35(b)		619	534,355
Series 2006-1, Class M1 0.534%, 1/20/36(b)		53	42,112
Series 2007-1, Class M1 0.634%, 3/20/36(b)		135	93,746
Series 2007-2, Class M1 0.564%, 7/20/36(b)		40	23,762
Series 2007-2, Class M2 0.624%, 7/20/36(b)		225	118,765
HSI Asset Securitization Corp. Trust Series 2007-WF1, Class 2A2 0.38%, 5/25/37(b)		7,980	7,289,562
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.36%, 11/25/36(b)		209	173,585

Principal Amount (000)			U.S. $ Value

Mastr Asset Backed Securities Trust Series 2006-NC2, Class A3 0.36%, 8/25/36(b)	U.S.$	316	$149,689
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.38%, 4/25/37(b)		2,170	1,911,416
Novastar Home Equity Loan Series 2007-2, Class M1 0.55%, 9/25/37(b)(f)		25	3,675
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.48%, 2/25/37(b)(f)		1,200	6,672
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.38%, 7/25/37(b)		110	78,410
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.55%, 4/25/34(b)		60	51,078

			10,503,973

Credit Cards—Floating Rate–0.5%
Discover Card Master Trust Series 2009-A1, Class A1 1.555%, 12/15/14(b)		1,310	1,326,005
Series 2009-A2, Class A 1.555%, 2/17/15(b)		1,165	1,179,436
Series 2010-A1, Class A1 0.905%, 9/15/15(b)		1,328	1,336,332
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.315%, 6/15/15(b)		1,080	1,075,647

			4,917,420

Autos—Fixed Rate–0.3%
Ally Auto Receivables Trust Series 2011-1, Class A3 1.38%, 1/15/15		3,764	3,753,093

Other ABS—Fixed Rate–0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		2,434	2,420,745

Home Equity Loans—Fixed Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.387%, 12/25/32		398	375,146
Bayview Financial Acquisition Trust Series 2005-D, Class AF2 5.402%, 12/28/35		14	14,138
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		391	366,491
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		127	111,969

14	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

Series 2005-CB4, Class AF2 4.751%, 8/25/35	U.S.$	16	$15,760

			883,504

Total Asset-Backed Securities (cost $27,425,752)			22,478,735

BANK LOANS–1.2%
Industrial–0.9%
Basic–0.0%
Ineos US Finance LLC 7.50%, 12/16/13(b)		80	82,784
8.00%, 12/16/14(b)		92	95,153

			177,937

Capital Goods–0.1%
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 6.50%, 12/22/17(b)		499	503,114
Hawker Beechcraft Acquisition Company LLC 2.25%–2.31%, 3/26/14(b)		79	69,532
2.31%, 3/26/14(b)		5	4,300
Manitowoc Co. Inc., (The) 8.00%, 11/06/14(b)		83	83,482
Sequa Corp. 3.56%, 12/03/14(b)		278	272,772
Tegrant Corp. (SCA Packaging) 5.81%, 3/08/15(b)		300	252,000

			1,185,200

Communications—Media–0.1%
Clear Channel Communications, Inc. 3.90%, 1/29/16(b)		204	179,640
SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(b)		318	209,976
Univision Communications Inc. 4.50%, 3/31/17(b)		611	596,036

			985,652

Communications—Telecommunications–0.1%
Intelsat Jackson Holdings S.A. (fka Intelsat Jackson Holdings, Ltd.) 5.25%, 4/02/18(b)		785	789,255
Sorenson Communications, Inc. 6.00%, 8/16/13(b)		303	288,538

			1,077,793

Consumer Cyclical—Automotive–0.0%
Ford Motor Co. 3.01%, 12/15/13(b)		353	352,271

Consumer Cyclical—Entertainment–0.0%
Las Vegas Sands, LLC 3.00%, 11/23/16(b)		337	328,515

Principal Amount (000)			U.S. $ Value

Consumer Cyclical—Other–0.1%
Caesars Entertainment Operating Company Inc. (fka Harrah’s Operating Company, Inc.) 3.30%–3.31%, 1/28/15(b)	U.S.$	410	$380,947
VML US Finance LLC (aka Venetian Macau) 4.79%, 5/27/13(b)		205	205,342

			586,289

Consumer Cyclical—Retailers–0.0%
Michaels Stores, Inc. 4.81%–4.88%, 7/31/16(b)		125	125,606
Neiman Marcus Group Inc., The 4.31%, 4/06/16(b)		141	140,752

			266,358

Consumer Non-Cyclical–0.1%
Fenwal, Inc. 2.56%, 2/28/14(b)		811	762,277

Energy–0.0%
CITGO Petroleum Corporation 9.00%, 6/24/17(b)		124	130,091
Dalbo, Inc. 7.00%, 8/27/12(b)		300	273,797

			403,888

Services–0.2%
Aveta, Inc. 8.50%, 4/14/15(b)		213	213,340
Collins & Aikman Floorcoverings, Inc. (Tandus) 2.81%, 5/08/14(b)		383	362,080
Koosharem LLC 10.30%, 6/30/14(b)(g)		341	294,462
Sabre Inc. 2.25%–2.30%, 9/30/14(b)		490	461,275
Travelport LLC (fka Travelport Inc.) 4.74%, 8/21/15(b)		333	329,816
4.81%, 8/21/15(b)		67	66,178
West Corporation 4.55%–4.71%, 7/15/16(b)		480	480,889

			2,208,040

Technology–0.2%
Avaya, Inc. 3.06%, 10/24/14(b)		40	39,188
4.81%, 10/26/17(b)		81	79,219
First Data Corporation 3.00%, 9/24/14(b)		231	221,291
IPC Systems, Inc. 2.50%–2.56%, 6/02/14(b)		655	632,087
5.56%, 6/01/15(b)		750	718,125
Sitel, LLC (ClientLogic) 5.80%, 1/30/14(b)		413	407,748

2011 Semi-Annual Report	15

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

SunGard Data Systems Inc. (Solar Capital Corp.) 2.00%–2.01%, 2/28/14(b)	U.S.$	16	$15,963

			2,113,621

Transportation—Airlines–0.0%
Delta Air Lines, Inc. 3.51%, 4/30/14(b)		490	487,323

			10,935,164

Utility–0.2%
Electric–0.2%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 4.81%, 5/01/14(b)		800	756,000
GBGH, LLC (US Energy) 4.00%, 6/09/13(b)(f)(h)		308	138,766
12.00%, 6/09/14(b)(f)(g)(h)		111	0
Texas Competitive Electric Holdings Company, LLC (TXU) 3.75%, 10/10/14(b)		1,355	1,139,113

			2,033,879

Financial Institutions–0.1%
Finance–0.1%
CIT Group, Inc. 6.25%, 8/11/15(b)		298	303,012
Delos Aircraft Inc. 7.00%, 3/17/16(b)		114	115,588
International Lease Finance Corp (Delos Aircraft Inc) 6.75%, 3/17/15(b)		156	156,353

			574,953

Total Bank Loans (cost $13,825,463)			13,543,996

QUASI-SOVEREIGNS–0.9%
Quasi-Sovereign Bonds–0.9%
Kazakhstan–0.1%
KazMunayGas National Co. 7.00%, 5/05/20(a)		1,561	1,681,977

Malaysia–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		2,935	3,121,560

Russia–0.5%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)		4,579	5,129,396

Total Quasi-Sovereigns (cost $9,055,864)			9,932,933

Principal Amount (000)			U.S. $ Value

GOVERNMENTS—SOVEREIGN AGENCIES–0.7%
Germany–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	U.S.$	5	$5,603

United Kingdom–0.7%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)		8,302	8,352,999

Total Governments—Sovereign Agencies (cost $8,305,575)			8,358,602

GOVERNMENTS—SOVEREIGN BONDS–0.7%
Hungary–0.3%
Hungary Government International Bond 6.375%, 3/29/21		2,880	2,899,699

Poland–0.2%
Poland Government International Bond 3.875%, 7/16/15		2,381	2,401,834
6.375%, 7/15/19		400	442,500

			2,844,334

Russia–0.2%
Russian Foreign Bond—Eurobond 7.50%, 3/31/30(a)		1,629	1,903,247

Total Governments—Sovereign Bonds (cost $7,381,407)			7,647,280

CMOs–0.7%
Non-Agency Fixed Rate–0.4%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 4.036%, 5/25/36		120	56,744
Series 2007-1, Class 21A1 5.202%, 1/25/47		181	108,487
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.103%, 5/25/35		1,709	1,611,896
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 2.294%, 6/25/46		3,907	1,583,417
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.528%, 5/25/36		1,371	774,798
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 5.517%, 7/25/36		456	257,388
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		243	235,949
Series 2005-A9, Class 2A1A 2.669%, 12/25/35		2	2,188

16	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

Residential Funding Mortgage Securities I Series 2005-SA3, Class 3A 5.25%, 8/25/35	U.S.$	61	$59,359

			4,690,226

Non-Agency Floating Rate–0.3%
Banc of America Funding Corp. Series 2007-B, Class A1 0.464%, 4/20/47(b)		84	55,799
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.312%, 12/25/35(b)		696	460,954
Series 2006-OA14, Class 3A1 1.162%, 11/25/46(b)		2,478	1,268,851
MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 0.89%, 10/25/28(b)		8	7,448
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.454%, 7/20/36(b)		39	30,690
Structured Asset Mortgage Investments, Inc. Series 2004-AR5, Class 1A1 0.584%, 10/19/34(b)		821	727,198
WaMu Mortgage Pass Through Certificates Series 2005-AR13, Class B2 0.88%, 10/25/45(b)(f)		55	4,244
Series 2007-OA1, Class A1A 1.012%, 2/25/47(b)		73	48,331
Series 2007-OA3, Class B1 0.70%, 4/25/47(b)(f)		13	24

			2,603,539

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.748%, 5/28/35		323	245,958

Non-Agency ARMs–0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.65%, 3/25/36(b)		128	95,037

Total CMOs (cost $12,414,903)			7,634,760

LOCAL GOVERNMENTS—MUNICIPAL BONDS–0.2%
California State 7.625%, 3/01/40 (cost $2,695,735)		2,640	2,888,028

Shares			U.S. $ Value

PREFERRED STOCKS–0.1%
Financial Institutions–0.1%
Finance–0.1%
Citigroup Capital XII 8.50% (cost $1,050,000)		42,000	$1,101,618

Principal Amount (000)
SUPRANATIONALS–0.0%
European Investment Bank 5.125%, 5/30/17 (cost $16,130)	U.S.$	15	16,831

Company		Shares
WARRANTS–0.0%
GBGH, LLC, expiring 6/09/19(f)(h)(i)		556	0
New Koosharem Corp., expiring 1/01/49(f)(h)(i)		731	1

Total Warrants (cost $1)			1

SHORT-TERM INVESTMENTS–2.5%
Investment Companies–2.5%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.16%(j) (cost $28,486,025)		28,486,025	28,486,025

Total Investments—100.4% (cost $1,115,518,106)			1,142,954,642

Other assets less liabilities—(0.4)%			(4,696,989)

Net Assets—100.0%			$1,138,257,653

2011 Semi-Annual Report	17

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
BNP Paribas SA:
Euro settling 5/12/11	456	$634,044	$645,235	$(11,191)
HSBC Bank USA:
Mexican Peso settling 4/11/11	139,393	11,542,946	11,711,434	(168,488)

INTEREST RATE SWAP TRANSACTIONS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, N.A.	$64,060	11/17/13	1.026%	3 Month LIBOR	$287,003

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate market value of these securities amounted to $89,877,169 or 7.9% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.
(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2011.
(d)	Variable rate coupon, rate shown as of March 31, 2011.
(e)	Security is in default and is non-income producing.
(f)	Illiquid security.
(g)	Pay-In-Kind Payments (PIK).
(h)	Fair valued.
(i)	Non-income producing security.
(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR—Euro

MXN—Mexican Peso

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FDIC—Federal Deposit Insurance Corporation

FHLMC—Federal Home Loan Mortgage Corporation

LIBOR—London Interbank Offered Rates

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

See notes to financial statements.

18	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—March 31, 2011 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $1,087,032,081)	$1,114,468,617
Affiliated issuers (cost $28,486,025)	28,486,025
Cash in bank	63,986
Receivables:
Interest & dividends	9,435,064
Investment securities sold	9,658,007
Capital shares sold	865,135
Unrealized appreciation of interest rate swap agreements	287,003
Other asset	777,183 (a)

Total assets	1,164,041,020

LIABILITIES
Payables:
Dividends to shareholders	1,334,997
Investment securities purchased	22,872,113
Capital shares redeemed	925,262
Management fee	395,078
Accrued expenses	76,238
Unrealized depreciation of forward currency exchange contracts	179,679

Total liabilities	25,783,367

NET ASSETS	$1,138,257,653

SHARES OF CAPITAL STOCK OUTSTANDING	72,603,585

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.68

NET ASSETS CONSIST OF:
Capital stock, at par*	$72,604
Additional paid-in capital	1,110,730,170
Distributions in excess of net investment income	(454,873)
Accumulated net realized loss on investment and foreign currency transactions	(98,157)
Unrealized appreciation/depreciation of:
Investments	27,436,536
Swap contracts	287,003
Foreign currency denominated assets and liabilities and other assets	284,370

$1,138,257,653

(a) See Note 5.

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2011 Semi-Annual Report	19

Statement of Operations—for the six months ended March 31, 2011 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$23,447,771
Dividends
Affiliated issuers	49,144
Unaffiliated issuers	44,625

Total income	23,541,540

Expenses:
Management fee (see Note 2A)	2,802,597
Custodian fee	115,206
Transfer Agent fee	9,646
Auditing and tax fees	34,580
Directors’ fees and expenses	25,662
Registration fees	22,568
Legal fees	18,564
Printing fees	8,190
Miscellaneous	17,654

Total expenses	3,054,667
Less: expenses waived and reimbursed by the Adviser	(501,385)

Net expenses	2,553,282

Net investment income	20,988,258

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	3,504,486
Swap transactions	46,555
Foreign currency transactions	(311,201)

Net realized gain on investment and foreign currency transactions	3,239,840

Net change in unrealized appreciation/depreciation of:
Investments	(21,795,014)
Swap transactions	287,003
Foreign currency denominated assets and liabilities and other assets	(62,126)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(21,570,137)

Net realized and unrealized loss on investment and foreign currency transactions	(18,330,297)

Net increase in net assets resulting from operations	$2,657,961

See Notes to Financial Statements.

20	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$20,988,258	$46,339,222
Net realized gain on investment and foreign currency transactions	3,239,840	18,039,712
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities and other assets	(21,570,137)	59,752,619

Net increase in net assets resulting from operations	2,657,961	124,131,553

Dividends and distributions to shareholders:
Dividends from net investment income	(21,318,626)	(47,064,232)
Distributions from net realized gain on investment transactions	(10,159,625)	(6,325,284)

Total dividends and distributions to shareholders	(31,478,251)	(53,389,516)

Capital-share transactions:
Net proceeds from sales of shares	179,414,181	369,614,796
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	18,872,051	26,671,478

Total proceeds from shares sold	198,286,232	396,286,274
Cost of shares redeemed	(155,113,388)	(369,961,121)

Net increase in net assets from capital-share transactions	43,172,844	26,325,153

Net increase in net assets	14,352,554	97,067,190

NET ASSETS:
Beginning of period	1,123,905,099	1,026,837,909

End of period (a)	$1,138,257,653	$1,123,905,099

(a) Includes distributions in excess of net investment income of:	$(454,873)	$(124,505)

See Notes to Financial Statements.

2011 Semi-Annual Report	21

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$16.08	$15.10		$13.93	$14.98	$15.06	$15.25

Income from investment operations:
Investment income, net†	0.29	0.65		0.70	0.73	0.73	0.70
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.25)	1.08		1.26	(1.00)	(0.04)	(0.18)
Contributions from Adviser	0	0		0	0 (a)	0	0

Total from investment operations	0.04	1.73		1.96	(0.27)	0.69	0.52

Less dividends and distributions:
Dividends from taxable net investment income	(0.29)	(0.66)		(0.71)	(0.78)	(0.77)	(0.71)
Dividends from net realized gain on investment transactions	(0.15)	(0.09)		(0.08)	0	0	0

Total dividends and distributions	(0.44)	(0.75)		(0.79)	(0.78)	(0.77)	(0.71)

Net asset value, end of period	$15.68	$16.08		$15.10	$13.93	$14.98	$15.06

Total return (b)	0.28%	11.76%		14.80%	(1.96)% *^	4.68%	3.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,138,258	$1,123,905		$1,026,838	$1,027,646	$1,068,490	$757,802
Average net assets (000 omitted)	$1,137,910	$1,105,250		$967,750	$1,085,900	$904,442	$710,128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45% **	0.45%	(c)	0.45%	0.45%	0.45%	0.45%	(c)
Expenses, before waivers/reimbursements	0.54% **	0.54%	(c)	0.54%	0.54%	0.56%	0.58%	(c)
Net investment income	3.70% **	4.19%	(c)	5.05%	4.93%	4.86%	4.68%	(c)
Portfolio turnover rate	49%	105%		75%	99%	219%	511%

†	Based on average shares outstanding.
*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2008 by 0.05%.
^	The total return includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.15)%.
**	Annualized.
(a)	Amount is less than $ .005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

22	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”) which commenced offering on May 17, 2002, through an investment of securities received in an in-kind subscription in the amount of $149,411,702 from the Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in short term money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the

2011 Semi-Annual Report	23

Notes to Financial Statements (continued)

Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2011:

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grades	$—	$350,967,736	$—	$350,967,736
Governments—Treasuries	—	295,335,546	—	295,335,546
Mortgage Pass-Thru’s	—	170,981,270	—	170,981,270
Commercial Mortgage-Backed Securities	—	82,861,406	29,813,568	112,674,974
Agencies	—	70,084,183	—	70,084,183
Corporates—Non-Investment Grades	—	40,822,124	—	40,822,124
Asset-Backed Securities	—	8,670,513	13,808,222	22,478,735
Bank Loans	—	—	13,543,996	13,543,996
Quasi-Sovereigns	—	9,932,933	—	9,932,933
Governments—Sovereign Agencies	—	8,358,602	—	8,358,602
Governments—Sovereign Bonds	—	7,647,280	—	7,647,280
CMOs	—	245,958	7,388,802	7,634,760
Local Governments—Municipal Bonds	—	2,888,028	—	2,888,028
Preferred Stocks	1,101,618	—	—	1,101,618
Supranationals	—	16,831	—	16,831
Warrants	—	—	1	1
Short-Term Investments	28,486,025	—	—	28,486,025
Total Investments in Securities	29,587,643	1,048,812,410	64,554,589	1,142,954,642
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts	—	287,003	—	287,003
Liabilities
Forward Currency Exchange Contracts	—	(179,679)	—	(179,679)
Total	$29,587,643	$1,048,919,734	$64,554,589	$1,143,061,966

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

24	Sanford C. Bernstein Fund II, Inc.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	CORPORATES - INVESTMENT GRADES	COMMERCIAL MORTGAGE- BACKED SECURITIES	CORPORATES - NON-INVESTMENT GRADES
Balance as of 9/30/10	$2,788,352	$23,457,833	$1,103,229
Accrued discounts/(premiums)	—	17,772	981
Realized gain (loss)	—	1,672	545
Change in unrealized appreciation/depreciation	(6,003)	561,695	(1,914)
Purchases	—	3,721,330	—
Sales	—	(15,737)	(25,854)
Transfers in to Level 3	—	5,777,485	—
Transfers out of Level 3	(2,782,349)	(3,708,482)	(1,076,987)

Balance as of 3/31/11	$—	$29,813,568	$—

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11*	$—	$843,698	$—

	ASSET- BACKED SECURITIES	BANK LOANS	CMOS
Balance as of 9/30/10	$11,784,110	$15,779,782	$7,611,139
Accrued discounts/(premiums)	7,358	109,520	7,366
Realized gain (loss)	(1,205,751)	58,209	(15,265)
Change in unrealized appreciation/depreciation	4,256,894	744,539	549,704
Purchases	2,434,773	2,957,180	352
Sales	(3,469,162)	(6,105,234)	(764,494)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 3/31/11	$13,808,222	$13,543,996	$7,388,802

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11*	$2,880,580	$612,993	$497,181

	WARRANTS	TOTAL
Balance as of 9/30/10	$—	$62,524,445
Accrued discounts/(premiums)	—	142,997
Realized gain (loss)	—	(1,160,590)
Change in unrealized appreciation/depreciation	—	6,104,915
Purchases	1	9,113,636
Sales	—	(10,380,481)
Transfers in to Level 3	—	5,777,485
Transfers out of Level 3	—	(7,567,818)

Balance as of 3/31/11	$1	$64,554,589

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11*	$—	$4,834,452

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

2011 Semi-Annual Report	25

Notes to Financial Statements (continued)

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

26	Sanford C. Bernstein Fund II, Inc.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter. Pursuant to an Expense Limitation Agreement dated March 31, 2005, during the reporting period, the manager waived a portion of its advisory fee or reimbursed Bernstein Intermediate Duration Institutional Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through the Portfolio’s current fiscal year and may be extended by the Manager for additional one-year terms. For the six months ended March 31, 2011, the aggregate amount of such fee waiver was $501,385.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments in Affiliated Issuers

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2011 is as follows:

MARKET VALUE SEPTEMBER 30, 2010 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE MARCH 31, 2011 (000)	DIVIDEND INCOME (000)
$51,304	$365,173	$387,991	$28,486	$49

2011 Semi-Annual Report	27

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2010 through March 31, 2011, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$77,909,855	$86,159,950
U.S. government securities	551,083,176	444,676,768

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$47,392,179
Gross unrealized depreciation	(19,955,643)

Net unrealized appreciation	$27,436,536

B.	Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

During the six months ended March 31, 2011, the Portfolio held forward currency exchange contracts for hedging purposes.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received

28	Sanford C. Bernstein Fund II, Inc.

by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

During the six months ended March 31, 2011, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At March 31, 2011, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts			Unrealized depreciation of forward currency exchange contracts	$179,679
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$287,003
Total		$287,003		$179,679

2011 Semi-Annual Report	29

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$(186,283)	$(115,610)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	46,555	287,003
Total		$(139,728)	$171,393

For the six months ended March 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $12,079,833. For five months of the period, the average monthly notional amount of interest rate swaps was $64,060,000.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended March 31, 2011, the Portfolio earned drop income of $71,600 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended March 31, 2011, the Portfolio had no transactions in reverse repurchase agreements.

30	Sanford C. Bernstein Fund II, Inc.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$53,389,516	$50,217,041
Net long-term capital gains	0	4,987,873

Total distributions paid	$53,389,516	$55,204,914

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$8,916,112	$708,692	$(178,820)	$48,099,677	$57,545,661

(a)	Net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2010, the Portfolio deferred to October 1, 2010 post-October currency losses of $178,820.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, swap income (loss) accrual, and mark to market on futures and forwards contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable, deferred compensation, and book to tax differences on defaulted securities.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $1,918,971. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of March 31, 2011, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $777,183 (40.50% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy claim was processed by the Adviser.

2011 Semi-Annual Report	31

Notes to Financial Statements (continued)

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2011 and the year ended September 30, 2010, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
Shares sold	11,339,328	23,985,576
Shares issued to shareholders on reinvestment of dividends and distributions	1,199,733	1,733,745
Shares redeemed	(9,809,625)	(23,850,314)

Net increase in shares outstanding	2,729,436	1,869,007
Shares outstanding at beginning of period	69,874,149	68,005,142

Shares outstanding at end of period	72,603,585	69,874,149

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Sanford C. Bernstein Fund II, Inc., participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the line of credit during the six months ended March 31, 2011.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

32	Sanford C. Bernstein Fund II, Inc.

Results of Stockholders Meeting (Unaudited)

The Annual Meeting of Stockholders of the Sanford C. Bernstein Fund II, Inc. (the “Fund”) was held on November 5, 2010 (the “Meeting”). At the Meeting, with respect to the election of Directors for the Fund, the required number of outstanding shares was voted in favor of the proposal, and the proposal was approved. A description of the proposal and number of shares voted at the Meeting is as follows:

Proposal: The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	VOTED FOR	WITHHELD AUTHORITY
John H. Dobkin	26,384,733	198,002
Michael J. Downey	26,384,733	198,002
William H. Foulk, Jr.	26,384,733	198,002
D. James Guzy	26,384,733	198,002
Nancy P. Jacklin	26,384,733	198,002
Robert M. Keith	26,384,733	198,002
Garry L. Moody	26,384,733	198,002
Marshall C. Turner, Jr.	26,384,733	198,002
Earl D. Weiner	26,384,733	198,002

2011 Semi-Annual Report	33

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

William H. Foulk, Jr.*+

Chairman

John H. Dobkin*

Michael J. Downey*

D. James Guzy*

Nancy P. Jacklin*

Robert M. Keith

President and Chief Executive Officer

Garry L. Moody*

Marshall C. Turner, Jr.*

Earl D. Weiner*

OFFICERS**

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon

Vice President

Shawn E. Keegan

Vice President

Alison M. Martier

Vice President

Douglas J. Peebles

Vice President

Greg J. Wilensky

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Member of the Fair Value Pricing Committee.

** The management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. DeNoon, Keegan, Peebles and Wilensky and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

34	Sanford C. Bernstein Fund II, Inc.

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio, the Fund’s sole portfolio, at a meeting held on November 2-4, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that no reimbursements had been made to date by the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on

2011 Semi-Annual Report	35

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Fund was not profitable to it in 2008 and concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund in 2009 was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Fund as compared with the Barclays Capital U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2010 and (in the case of comparisons with the Index) the since inception period (May 2002 inception). The directors noted that the Fund was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1- and 5-year periods, and in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period. The Fund outperformed the Index in the 1-, 3- and 5-year periods and matched the Index in the since inception period. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment style as the Fund. The directors noted that the fee schedule for the other AllianceBernstein fund had lower breakpoints than the fee schedule in the Fund’s Advisory Agreement. The directors also noted that application of such fee schedule to the level of assets of the Fund would result in the same fee rate as that in the Fund’s Advisory Agreement.

36	Sanford C. Bernstein Fund II, Inc.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all “no load” funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely the expense ratios of some funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 49.3 basis points was higher than the Expense Group median. The directors also noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

2011 Semi-Annual Report	37

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund, which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.              2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

1 It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 Jones v. Harris at 11.

38	Sanford C. Bernstein Fund II, Inc.

FUND	ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown below are the Fund’s net assets as of September 30, 2010.

CATEGORY	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	PORTFOLIO	09/30/10 NET ASSETS ($MM)
Low Risk Income	50 bp on 1st 1 billion 45 bp on the balance	Intermediate Duration Institutional Portfolio[5]	$1,124.1

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below is the Fund’s gross expense ratio, annualized for the most recent semi-annual period:

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO[6] (03/31/10)	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.54%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

4 The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

5 It should be noted that the Fund has an expense cap of 0.45% which effectively reduces the advisory fee.

6 Annualized.

2011 Semi-Annual Report	39

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2010 net assets. 8

FUND	NET ASSETS 09/30/10 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	$1,124.1	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.208%	0.494%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown in the table below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund versus the Fund’s effective advisory fees based on September 30, 2010 net assets:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE	SCB FUND EFFECTIVE FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.494%	0.494%[9]

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The AVPS Intermediate Bond Portfolio has a similar investment style as the Fund, and its advisory fee schedule is set forth in the table below.10 Also shown are what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund and the Fund’s effective advisory fee based on September 30, 2010 net assets.

FUND	AVPS PORTFOLIO	FEE SCHEDULE	AVPS EFFECTIVE FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.500%[9]

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

7 It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

8 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

9 Note that the Fund has an expense cap 0.45% which effectively reduces the advisory fees by at least five basis points.

10 Note that AVPS was also affected by the settlement between the Adviser and the NYAG.

40	Sanford C. Bernstein Fund II, Inc.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers.11 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”) at the approximate current asset level of the subject Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. 13 An EG will typically consist of seven to twenty funds.

FUND	CONTRACTUAL MANAGEMENT FEE (%)[14]	LIPPER GROUP MEDIAN (%)	RANK
Intermediate Duration Institutional Portfolio	0.493	0.478	10/15

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.16

FUND	EXPENSE RATIO (%)[17]	LIPPER GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio[18]	0.450	0.495	5/15	0.552	24/106

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.19

11 In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

12 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the net assets of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

13 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14 The contractual management fee does not reflect any management fee waiver for the expense cap that would effectively reduce the effective management fee.

15 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16 To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

17 Most recently completed fiscal year total expense ratio.

18 The Fund’s total expense ratio is capped at 0.45%.

19 Note that the Fund’s total expense ratio is lower than the Fund’s contractual management fee, which is the result of the Fund’s expense limitation undertaking.

2011 Semi-Annual Report	41

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

20 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21 The Deli study was originally published in 2002 based on 1997 data.

22 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

23 The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

42	Sanford C. Bernstein Fund II, Inc.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3 and 5 year performance returns and rankings of the Fund24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended July 31, 2010.26

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
1 year	13.58	12.83	11.67	7/15	31/105
3 year	7.84	7.84	7.46	7/13	38/88
5 year	6.01	6.01	5.86	7/13	28/72

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark for the period ending July 31, 2010. Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	PERIODS ENDING JULY 31, 2010 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
					VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	13.59	7.85	6.01	N/A	4.92	0.64	5
Barclays Capital U.S Aggregate Bond Index	8.91	7.63	5.96	N/A	3.63	0.85	5
Inception Date: May 17, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

24 It should be noted that the performance returns of the Fund that are shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper.

25 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

26 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

27 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

2011 Semi-Annual Report	43

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0311

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 26, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 26, 2011